Biological Assets	12 Months Ended
Jul. 31, 2021
Disclosure of detailed information about biological assets [abstract]
Biological Assets

10. Biological Assets

The Company's biological assets consist of cannabis plants throughout the growth cycle, from mother plants to plants in propagation, vegetative and flowering stages. The changes in the carrying value of biological assets are as follows:

For the years ended	July 31, 2021	July 31, 2020
	$	$
Balance, beginning of year	7,571	7,371
Acquired on business combination	8,892	-
Production costs capitalized	36,156	38,638
Net increase in fair value due to biological transformation and estimates	51,499	29,356
Harvested cannabis transferred to inventory	(89,834)	(67,131)
Disposal of biological assets	-	(663)
Balance, end of year	14,284	7,571

The valuation of biological assets is based on an income approach (Level 3) in which the fair value at the point of harvesting is estimated based on selling prices less the costs to sell. For in process biological assets (growing plants), the fair value at the point of harvest is adjusted based on the stage of growth at period-end. Harvested cannabis is transferred from biological assets at their fair value at harvest.

The inputs and assumptions used in determining the fair value of cannabis plants are as follows:

  yield per plant;
  stage of growth percentage, estimated as age of plant from date of harvest as a percentage of total days in an average growing cycle, as applied to the estimated total fair value per gram (less fulfilment costs) to arrive at an in-process fair value for estimated biological assets to be harvested;
  selling price per gram;
  post-harvest cost (cost to complete and cost to sell) per gram; and
  destruction/wastage of plants during the harvesting and processing process.

The table below summarized the significant inputs and assumptions used in the fair value model, their weighted average range of value and sensitivity analysis:

Significant inputs and assumptions	Input values		An increase or decrease of 5% applied to the unobservable input would result in a change to the fair value of approximately
	July 31, 2021	July 31, 2020	July 31, 2021	July 31, 2020
Weighted average selling price Derived from actual retail prices on a per product basis using the expected Flower and Trim yields per plant. Which is expected to approximate future selling prices and where applicable, considering strains	$3.05 per dried gram	$3.23 per dried gram	$746	$550
Yield per plant Derived from historical harvest cycle results on a per strain basis, which is expected to be harvested from plants	24-116 grams per plant	46 - 135 grams per plant	$460	$376
Post-harvest cost Derived from historical costs of production activities on a per product basis.	0.67%-0.84 % dependent upon the stage within the harvest cycle	0.26%-0.81 % dependent upon the stage within the harvest cycle	$636	$219